Exhibit 10.1

AMENDMENT NO. 5 AND INCREMENTAL TERM LOAN AGREEMENT TO CREDIT AGREEMENT

AMENDMENT NO. 5 AND INCREMENTAL TERM LOAN AGREEMENT TO CREDIT AGREEMENT, dated as of February 9, 2021 (this “Amendment”), is entered into by and among FDO ACQUISITION CORP., a Delaware corporation (“Holdings”), FLOOR AND DECOR OUTLETS OF AMERICA, INC., a Delaware corporation (the “Borrower”), FD SALES COMPANY LLC, a Delaware limited liability company (“FD Sales” and collectively with Holdings and the Borrower, the “Companies” and each, a “Company”), UBS AG, STAMFORD BRANCH, as administrative agent and as collateral agent for the Secured Parties (in such capacities, the “Administrative Agent”), the Required Lenders, each Additional Commitment Lender (as defined below) and Golub Capital LLC, as Additional Initial Term Loan Arranger (as defined below).

PRELIMINARY STATEMENTS:

WHEREAS, the Companies, the Administrative Agent, the Lenders and the other parties party thereto entered into that certain Credit Agreement, dated as of September 30, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, including by Amendment No. 1 to Credit Agreement, dated as of March 31, 2017, by Amendment No. 2 to Credit Agreement, dated as of November 22, 2017, Amendment No. 3 to Credit Agreement and Amendment No. 1 to Security Agreement, dated as of February 14, 2020, and by Amendment No. 4 to the Credit Agreement, dated as of May 18, 2020 the “Existing Credit Agreement” and, as further amended pursuant to this Amendment, the “Amended Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement or the Amended Credit Agreement, as the context may require.

WHEREAS, pursuant to Section 2.8(a)(ii) and Section 2.8(c) of the Existing Credit Agreement, the Borrower may request that the Additional Commitment Lenders (each an “Additional Commitment Lender” and collectively, the “Additional Commitment Lenders”) identified on Schedule A of the Lender Joinder Agreement dated as of February 9, 2021 and attached hereto as Exhibit A (the “Lender Joinder Agreement”) executed by the Loan Parties, the Administrative Agent and each Additional Commitment Lender, provide Supplemental Term Loan Commitments in respect of the Initial Term Loan Commitments by entering into such Lender Joinder Agreement;

WHEREAS, pursuant to Section 2.8(a)(ii) of the Existing Credit Agreement, the Borrower has requested and the Additional Commitment Lenders have agreed to provide, severally and not jointly, upon the terms and subject to the conditions set forth herein, Supplemental Term Loans denominated in Dollars in an aggregate principal amount of $65,000,000 (the “Additional Initial Term Loans” and the commitments with respect thereto, the “Supplemental Term Loan Commitments”), which will be established as an increase to the existing Tranche of Initial Term Loans under the Existing Credit Agreement;

WHEREAS, pursuant to Section 2.8(a)(ii) and Section 2.8(c) of the Existing Credit Agreement, to establish the Supplemental Term Loan Commitments, the Administrative Agent, the Companies and the Additional Commitment Lenders shall have entered into the Lender Joinder Agreement;

WHEREAS, under that certain Engagement and Fee Letter dated as of February 1, 2021 (the “Incremental Engagement and Fee Letter”), the Borrower has appointed Golub Capital LLC (acting through and/or on behalf of one or more of its affiliates) as sole lead arranger and sole bookrunner (in such capacity, the “Additional Initial Term Loan Arranger”) to arrange the Additional Initial Term Loans under this Amendment and the Lender Joinder Agreement;

WHEREAS, the proceeds of the Additional Initial Term Loans will be used by the Borrower to (i) repay, in part, the outstanding principal amount of Incremental B-1 Term Loans together with any accrued and unpaid fees and expenses in connection therewith and (ii) to pay fees and expenses incurred in connection with this Amendment and the transactions contemplated hereby;

WHEREAS, the Borrower and the Required Lenders have agreed to amend the Existing Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.      Additional Initial Term Loans.

(a)            Subject to the terms and conditions set forth herein and pursuant to the Lender Joinder Agreement, each of the Additional Commitment Lenders (i) commits to provide Additional Initial Term Loans to the Borrower in the amount of its Supplemental Term Loan Commitments and (ii) agrees, on the Fifth Amendment Effective Date, to fund Additional Initial Term Loans to the Borrower in the amount of its Supplemental Term Loan Commitment, after which such commitment shall terminate immediately and without further action.

(b)            Each Additional Commitment Lender hereby agrees that upon, and subject to, the occurrence of the Fifth Amendment Effective Date, such Additional Commitment Lender shall be deemed to be, and shall become a “Lender” for all purposes of, and subject to all the obligations of a “Lender” under the Amended Credit Agreement and the other Loan Documents. Each Loan Party and the Administrative Agent hereby agree that from and after the Fifth Amendment Effective Date, each Additional Commitment Lender shall be deemed to be, and shall become a “Lender” for all purposes of, and with all the rights and remedies of a “Lender” under the Amended Credit Agreement and the other Loan Documents.

(c)            With effect from the Fifth Amendment Effective Date, the Additional Initial Term Loans shall be “Term Loans” and “Initial Term Loans”.

(d)            The Borrower shall use the proceeds of the Additional Initial Term Loans as set forth in the recitals to this Amendment.

SECTION 2.      Amendments to Existing Credit Agreement.

(a)            Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions where alphabetically appropriate.

“Fifth Amendment”: that certain Amendment No. 5 and Incremental Term Loan Agreement to Credit Agreement dated as of February 9, 2021 among Holdings, the Borrower, FD Sales, the Administrative Agent, the Required Lenders and the Additional Commitment Lenders.

“Fifth Amendment Effective Date”: February 9, 2021, the date on which all of the conditions contained in Section 4 of the Fifth Amendment have been satisfied or waived.

(b)            Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety.

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“Initial Term Loan”: (a) from the Closing Date to the First Amendment Effective Date, as defined in Subsection 2.1; (b) from and after the First Amendment Effective Date to the Second Amendment Effective Date, as defined in the First Amendment; (c) from and after the Second Amendment Effective Date to the Third Amendment Effective Date, as defined in the Second Amendment; (d) from and after the Third Amendment Effective Date to the Fifth Amendment Effective Date, as defined in the Third Amendment; and (e) from and after the Fifth Amendment Effective Date, the Replacement B-3 Loans (as defined in the Third Amendment) and the Additional Initial Term Loans (as defined in the Fifth Amendment).

“Initial Term Loan Commitment”: (a) from the Closing Date to the First Amendment Effective Date, as to any Lender, its obligation to make Initial Term Loans to the Borrower pursuant to Subsection 2.1(a) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading “Initial Term Loan Commitment”; collectively, as to all the Lenders for such period, the “Initial Term Loan Commitments”; the original aggregate amount of the Initial Term Loan Commitments on the Closing Date is $350,000,000; (b) from and after the First Amendment Effective Date to the Second Amendment Effective Date, as to any Lender, its obligation to make Initial Term Loans to the Borrower pursuant to Section 1(a) of the First Amendment in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule 2.01(a) to the First Amendment under the heading “Replacement Term B-1 Loan Commitments”; collectively, as to all the Lenders for such period, the “Initial Term Loan Commitments”; the original aggregate amount of the Initial Term Loan Commitments on the First Amendment Effective Date is $348,250,000; (c) from and after the Second Amendment Effective Date to the Third Amendment Effective Date, as to any Lender, its obligation to make Initial Term Loans to the Borrower pursuant to Section 1(a) of the Second Amendment in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule 2.01(a) to the Second Amendment under the heading “Replacement Term B-2 Loan Commitments”; collectively, as to all the Lenders for such period, the “Initial Term Loan Commitments”; the original aggregate amount of the Initial Term Loan Commitments on the Second Amendment Effective Date is $152,499,999.99; (d) from and after the Third Amendment Effective Date to the Fifth Amendment Effective Date, as to any Lender, its obligation to make Initial Term Loans to the Borrower pursuant to Section 1(a) of the Third Amendment in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule 2.01(a) to the Third Amendment under the heading “Replacement Term B-3 Loan Commitments”; collectively, as to all the Lenders for such period, the “Initial Term Loan Commitments”; the original aggregate amount of the Initial Term Loan Commitments on the Third Amendment Effective Date is $144,624,999.73; and (e) from and after the Fifth Amendment Effective Date, as to any Lender, (x) its obligation to make Initial Term Loans to the Borrower pursuant to Section 1(a) of the Third Amendment in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule 2.01(a) to the Third Amendment under the heading “Replacement Term B-3 Loan Commitments” and (y) its obligation to make Initial Term Loans to the Borrower pursuant to Section 1(a) of the Fifth Amendment in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A of the Lender Joinder Agreement attached as Exhibit A to the Fifth Amendment under the heading “Aggregate Amount of All Supplemental Term Loan Commitments”; collectively, as to all the Lenders for such period, the “Initial Term Loan Commitments”; the original aggregate principal amount of the Initial Term Loan Commitments on the Fifth Amendment Effective Date is $208,178,749.50.

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(c)            Section 2.2 (b) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

The Initial Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on December 31, 2016 up to the Fifth Amendment Effective Date (subject to reduction as provided in Subsection 4.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Initial Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Fifth Amendment Effective Date	0.25% of the aggregate initial principal amount of the Initial Term Loans on the Third Amendment Effective Date

The Initial Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on the Fifth Amendment Effective Date up to and including the Initial Term Loan Maturity Date (subject to reduction as provided in Subsection 4.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Initial Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending after the Fifth Amendment Effective Date and prior to the Initial Term Loan Maturity Date	$525,703.91
Initial Term Loan Maturity Date	all unpaid aggregate principal amounts of any outstanding Initial Term Loans

(d)            Section 4.4(a) of the Existing Credit Agreement is hereby amended by replacing “Third Amendment Effective Date” in the last sentence thereto with “Fifth Amendment Effective Date”.

SECTION 3.      Reference to and Effect on the Loan Documents.

(a)            This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and the other Loan Documents, and on and after the Fifth Amendment Effective Date and each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

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(b)            The Existing Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed. The parties hereto hereby acknowledge and confirm that the Additional Initial Term Loans and all obligations related thereto are, and continue to be, subject to the ABL/Term Loan Intercreditor Agreement.

(c)            Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment and the Lender Joinder Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Existing Credit Agreement, Amended Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Existing Credit Agreement, Amended Credit Agreement or any other Loan Document.

(d)            Each of the Guarantors hereby consents to the amendments to the Existing Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, notwithstanding the effectiveness of this Amendment and the Lender Joinder Agreement, the obligations of such Guarantor contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects. Nothing in this Amendment or in the Lender Joinder Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations. Each of the Companies hereby confirms, acknowledges and agrees that (i) the pledge and security interest in the Collateral granted by it pursuant to the Security Documents to which it is a party shall continue in full force and effect and (ii) such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby and by the Lender Joinder Agreement.

(e)            The parties hereto hereby consent to the incurrence of the Additional Initial Term Loans upon the terms and subject to the conditions set forth herein and in the Lender Joinder Agreement. Upon the Fifth Amendment Effective Date, (i) all conditions and requirements set forth in the Existing Credit Agreement, the Amended Credit Agreement, the Lender Joinder Agreement or the other Loan Documents relating to the effectiveness of this Amendment shall be deemed satisfied, (ii) all conditions and requirements set forth in the Credit Agreement, the Lender Joinder Agreement or the other Loan Documents relating to the incurrence of the Additional Initial Term Loans shall be deemed satisfied and (iii) the incurrence of the Additional Initial Term Loans shall be deemed arranged and consummated in accordance with the terms of the Existing Credit Agreement, the Amended Credit Agreement, the Lender Joinder Agreement and the other Loan Documents.

SECTION 4.      Conditions to Effectiveness. This Amendment and the Lender Joinder Agreement shall become effective as of the date (the “Fifth Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a)            Execution. The Administrative Agent shall have received counterparts of this Amendment and the Lender Joinder Agreement executed by the Companies, the Administrative Agent, the Required Lenders and the Additional Commitment Lenders, as applicable.

(b)           Solvency Certificate. The Administrative Agent and the Additional Commitment Lenders shall have received a solvency certificate, dated the Fifth Amendment Effective Date and signed by a Responsible Officer of the Borrower, substantially in the form of Exhibit H to the Existing Credit Agreement.

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(c)            Fees and Expenses. The Borrower shall have paid all reasonable, documented and invoiced out-of-pocket expenses of the Administrative Agent and the Additional Initial Term Loan Arranger (including the reasonable fees, disbursements and other charges of Latham & Watkins LLP, counsel to the Administrative Agent and Additional Initial Term Loan Arranger) incurred in connection with the preparation and negotiation of this Amendment and the Lender Joinder Agreement.

(d)            Repayment. Subject to the initial funding of the Additional Initial Term Loans on the Fifth Amendment Effective Date, the Borrower shall have prepaid, or cause to be prepaid, in full, (i) the outstanding principal amount of Incremental B-1 Term Loans together with all accrued and unpaid interest,  fees and expenses there on and all premium owing in respect in connection therewith and (ii)  all premium owing pursuant to Section 4.4(b) of the Existing Credit Agreement in connection with such prepayment of the Incremental B-1 Term Loans.

(e)            Notice of Borrowing. The Administrative Agent and the Additional Commitment Lenders shall have received any required notice of borrowing of Additional Initial Term Loans pursuant to Subsection 6.2(a) of the Existing Credit Agreement.

(f)             Officer’s Certificate. The Administrative Agent and the Additional Commitment Lenders shall have received a certificate, dated the Fifth Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that (i) the representations and warranties made by the Loan Parties in Section 5 hereof are true and correct on the Fifth Amendment Effective Date, (ii) no Default or Event of Default shall have occurred and be continuing immediately prior to and after giving effect to the Additional Initial Term Loans on the Fifth Amendment Effective Date and (iii) as of the Fifth Amendment Effective Date, immediately after giving effect thereto, the aggregate amount of all Incremental Term Loans shall not exceed the Maximum Incremental Facilities Amount.

(g)            Payment of Fees. The Additional Initial Term Loan Arranger and the Additional Commitment Lenders shall have received all fees and other amounts due and payable to them on or prior to the Fifth Amendment Effective Date pursuant to this Amendment and the Incremental Engagement and Fee Letter in the amounts and at the times so specified.

(h)            KYC. The Administrative Agent and the Additional Initial Term Loan Arranger shall have received at least two days prior to the Fifth Amendment Effective Date all documentation and other information about the Loan Parties required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), that has been requested in writing at least 5 days prior to the Fifth Amendment Effective Date.

(i)            Accrued Interest. The Administrative Agent shall have received all accrued and unpaid interest on the Initial Term Loans through the Fifth Amendment Effective Date.

SECTION 5.      Representations and Warranties. Each of the Companies hereby represents and warrants to the Administrative Agent that:

(a)            on and as of the Fifth Amendment Effective Date (i) it has all requisite corporate power and authority and all requisite governmental licenses, authorizations, consents and approvals to enter into and perform its obligations under this Amendment, the Amended Credit Agreement and the Lender Joinder Agreement and (ii) this Amendment and the Lender Joinder Agreement has been duly authorized, executed and delivered by it;

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(b)            this Amendment, the Amended Credit Agreement and the Lender Joinder Agreement constitute legal, valid and binding obligations of such entity, enforceable against it in accordance with their respective terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(c)            each of the representations and warranties made by any Loan Party set forth in Section 5 of the Amended Credit Agreement or in any other Loan Document shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifier, in which case, it was true and correct (after giving effect to any such qualifier) in all respects) on and as of such earlier date).

SECTION 6.      Additional Initial Term Loan Arranger . The Companies agree that the Additional Initial Term Loan Arranger shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Lead Arrangers under the Amended Credit Agreement.

SECTION 7.      Execution in Counterparts. This Amendment and the Lender Joinder Agreement may be executed by one or more of the parties to this Amendment and the Lender Joinder Agreement in any number of separate counterparts (including by telecopy and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A copy of this Amendment and the Lender Joinder Agreement signed by all the parties shall be delivered to the Borrower and the Administrative Agent. Delivery of an executed counterpart of a signature page of this Amendment and the Lender Joinder Agreement by e-signature, facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment and the Lender Joinder Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment, the Lender Joinder Agreement or any document to be signed in connection with this Amendment or the Lender Joinder Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SECTION 8.      GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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SECTION 9.      WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

FLOOR AND DECOR OUTLETS OF AMERICA, INC.,
a Delaware corporation

By:	/s/ Trevor Lang
Name: Trevor Lang
Title: Chief Financial Officer

FDO ACQUISITION CORP.,
a Delaware corporation

By:	/s/ Trevor Lang
Name: Trevor Lang
Title: Chief Financial Officer

FD SALES COMPANY LLC,
a Delaware limited liability company

By:	/s/ Trevor Lang
Name: Trevor Lang
Title: Chief Financial Officer

[Signature Page to Amendment No. 5 and Incremental Term Loan Agreement to Credit Agreement]

AGENT:

UBS AG, STAMFORD BRANCH,
as Administrative Agent

By:	/s/ Ken Chin
Name: Ken Chin
Title: Director

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Signature Page to Amendment No. 5 and Incremental Term Loan Agreement to Credit Agreement]

ADDITIONAL COMMITMENT LENDERS:

PEACH FUNDING HOLDINGS LLC
By: Peach Funding Corporation, its sole member
By: GC Advisors LLC, Its Manager

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Senior Managing Director

[Signature Page to Amendment No. 5 and Incremental Term Loan Agreement to Credit Agreement]

GOLUB CAPITAL LLC,
as Additional Initial Term Loan Arranger

By:	/s/ Robert G. Tuchscherer
Name: Robert G. Tuchscherer
Title: Senior Managing Director

[Signature Page to Amendment No. 5 and Incremental Term Loan Agreement to Credit Agreement]